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                                                                EXHIBIT 23.1



                             Accountants' Consent
                             --------------------



The Board of Directors and Members
Iridium World Communications Ltd.
and Iridium LLC:


We consent to the use of our reports incorporated herein by reference, which reports appear in the Iridium World Communications Ltd. and Iridium LLC 1997 Annual Report on Form 10-K.



                                        /s/ KPMG Peat Marwick LLP

                                        KPMG Peat Marwick LLP


McLean, Virginia
September 14, 1998